SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.       )

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KENT FINANCIAL SERVICES, INC.
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KENT FINANCIAL SERVICES, INC.
211 PENNBROOK ROAD
P.O. BOX 97
FAR HILLS, NEW JERSEY 07931
(908) 766-7221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
December 17, 2007

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kent Financial Services, Inc. (the “Company”), will be held on Monday, December 17, 2007 at 8:30 a.m., local time, at 376 Main Street, Bedminster, New Jersey 07921 for the purpose of considering and acting upon the following matters:

1.	To elect five directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified;

2.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

Only stockholders of record at the close of business on November 15, 2007, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company’s offices at 211 Pennbrook Road, Far Hills, New Jersey 07931, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors

/s/ Paul O. Koether
Paul O. Koether
Chairman

Date: November 26, 2007

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

KENT FINANCIAL SERVICES, INC.
211 PENNBROOK ROAD
P.O. BOX 97
FAR HILLS, NEW JERSEY 07931
(908) 766-7221

INFORMATION STATEMENT FOR THE ANNUAL MEETING
DECEMBER 17, 2007

General

This Information Statement is being furnished to the stockholders of Kent Financial Services, Inc., a Delaware corporation (“Kent Financial” or the “Company”), pursuant to Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with the forthcoming Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, December 17, 2007, at 8:30 a.m., at 376 Main Street, Bedminster, New Jersey 07921, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s telephone number is (908) 766-7221.

This Information Statement and accompanying Notice of Annual Meeting of Stockholders are first being mailed on or about November 26, 2007 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Voting Securities

Only stockholders of record at the close of business on November 15, 2007 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.  On the Record Date, 2,792,082 shares of the Company’s common stock, $0.10 par value per share (the “Common Stock”), were issued and outstanding.  The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum and to transact such matters as come before the Annual Meeting.

As of the Record Date, management and its affiliates collectively owned greater than 50% of the Company’s outstanding Common Stock and will vote their shares to elect as directors the five nominees listed under the caption “Election of Directors.  Since the Common Stock owned by management and its affiliates constitutes a majority of the Company’s outstanding Common Stock, the Board of Directors has determined not to solicit proxies.  Any stockholder of record on the Record Date is entitled to attend the meeting and vote their shares personally or through such stockholder’s own legally constituted proxy.

Votes Required

The directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.  As of the Record Date, there were 2,792,082 shares outstanding and each share is entitled to one vote.  Abstentions from voting and broker “non-votes” will have no effect since they will not represent votes cast at the annual meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding the Information Statement and Notice of Annual Meeting of Stockholders to such beneficial owners.

PROPOSAL 1
ELECTION OF DIRECTORS

Five directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.  Management and our majority stockholder will vote FOR the election of each nominee named below.  Each nominee has consented to serve as a director if elected.  It is not expected that any nominee will be unable to serve, but, in the event that any nominee should be unable to serve, management and our majority stockholder will vote for a substitute candidate selected by the Board of Directors.

Set forth below is biographical information for the persons nominated for election to the Board of Directors including information furnished by them as to their principle occupations at present and for the past five years, certain directorships held by each, their ages as of November 15, 2007 and the year in which each director became a director of the Company.

Nominees for Directors

Name of Nominee	Age	Position and Office Presently Held with Company	Director Since
Paul O. Koether	71	Chairman, Chief Executive Officer and Director	1987
William Mahomes, Jr.	61	Director	2005
Casey K. Tjang	69	Director	1992
M. Michael Witte	81	Director	1986
Bryan P. Healey	37	Chief Financial Officer and Director	2007

Paul O. Koether has been Chairman, Director and Chief Executive Officer of the Company since July 1987 and President of the Company from October 1990 until November 2005, and until December 31, 2003 when it was dissolved, the general partner of Shamrock Associates, an investment partnership which was the principal stockholder of the Company.  Mr. Koether was Chairman from April 1988 to July 2005, President from April 1989 to February 1997 and director from March 1988 to July 2005 of Pure World, Inc., (“Pure World”) and from December 1994 until July 2005 a director and from January 1995 to July 2005 Chairman of Pure World’s wholly owned subsidiary, Pure World Botanicals, Inc., a manufacturer and distributor of natural products.  Mr. Koether was Chairman and a Director of Sun Equities Corporation, (“Sun”) a private company until Sun was merged into Pure World in December 2004.  Mr. Koether was Chairman from 1990 until August 2003 and a registered representative since 1989 of T. R. Winston & Company, LLC. (“Winston”).  Since September 1998, Mr. Koether has been a director, Chairman and Chief Executive Officer as well as President from October 2003 until November 2005, of Kent International Holdings, Inc., a biopharmaceutical company formerly known as Cortech, Inc. that is seeking to redeploy its assets.  From November 2003 to December 2003, Mr. Koether was General Partner of Emerald Partners, an investment partnership.  Bryan P. Healey, Chief Financial Officer and Director of the Company is the son-in-law of Paul O. Koether.

William Mahomes, Jr. currently is a senior shareholder in Simmons Mahomes P.C., a law firm emphasizing commercial real estate transactions, public finance, business transactions and mediation. From 1997 to May 2001, Mr. Mahomes was in the private practice of law emphasizing mediation, real estate and commercial transactions. From 1994 to March 1997, Mr. Mahomes was a senior shareholder with a major Texas law firm. From 1989 to 1994, he was an international partner in the Dallas office of a major international law firm. From 1993 to July 2005, Mr. Mahomes was a director of Pure World. Mr. Mahomes currently serves on the Board of Directors of a variety of organizations, including the Center for New Ventures and Entrepreneurship (Texas A&M University), The Association of Former Students at Texas A&M University and the Texas Affiliate Board of Healthcare Service Corporation (HCSC), also known as Blue Cross and Blue Shield of Texas.

Casey K. Tjang has been chairman and chief executive officer of First Merchant Bankers, Inc., a private merchant bank dealing with Asia-Pacific businesses since January 2004.  From September 2001 to February 2002, he was president and chief executive officer and from August 2000 to September 2001 was chief financial officer of Knowledgewindow, Inc., an e-learning provider of Internet training.  Since February 2002, Mr. Tjang has been president and chief executive officer of Princeton Accredited Services, Inc. and Erudite Internet Systems, Inc. an e-learning custom courseware developer and provider of an Internet based distance education system.  Since 2005, he has been chairman and chief executive officer of Princeton Business School, a provider of an online education towards Entrepreneurial Master of Business Administration degree program.

M. Michael Witte. Since August 1980, he has been President of M.M. Witte & Associates, Inc., a private corporation that is engaged in oil & gas consulting and investing management. In November 1995, Mr. Witte was elected Co-chairman of the American Drilling Company, LLC. On August 1, 1996, Mr. Witte was elected Chief Executive Officer and Director of South Coast Oil Corporation, a Los Angeles based oil company founded in 1921. He formally resigned this position in September 2007 after serving 11 years.

Bryan P. Healey, a certified public accountant, has been Vice-President, Secretary and Chief Financial Officer of the Company since May 2006 and a Director since November 2007.  Mr. Healey has also been Vice-President, Secretary and Chief Financial Officer since May 2006 and a Director since November 2007 of Kent International Holdings, Inc.  Since July 2006, Mr. Healey has been a registered representative of T. R. Winston & Company, LLC.  From September 1995 to April 2006, Mr. Healey was with Bowman & Company, L.L.P., the largest CPA firm in Southern New Jersey, in various positions including audit manager from July 2001 to April 2006.

BOARD MEETINGS AND COMMITTEES

The Board of Directors held two meetings during the year ended December 31, 2006 and otherwise acted by written consent.  Each of the Company’s directors attended all of the meetings of the Board of Directors and of all committees of the Board on which he served.

During the year ended December 31, 2006, the Board had an Audit Committee, which consisted of Messrs. Tjang, Witte and Mahomes.  The Audit Committee, which reviews the Company’s internal controls, accounting practices and procedures, and results of operations, held five meetings in 2006.

Meetings of independent directors are held at regularly scheduled Audit Committee meetings throughout the year.

Exemptions for a Controlled Company Election

NASDAQ has established specific exemptions from its listing standards for controlled companies, i.e., companies of which more than 50% of the voting power is held by an individual, a group or another entity. Kent Financial is a “controlled company” by virtue of the fact that Mr. Paul O. Koether, Chairman of the Board, Chief Executive Officer and President of the Company controls a majority interest in the stock of the Company.  Please see “Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners.”

The Company has elected to rely upon certain of the exemptions provided in the rules.  Specifically, the Company will rely on exceptions to the requirements that listed companies (i) select, or recommend for the Board’s selection, director nominees by a majority of independent directors or a nominating committee comprised solely of independent directors, and (ii) determine officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors.

Communications with the Directors

Stockholders may communicate in writing with any of the Company’s directors by sending such written communication to Bryan P. Healey, Secretary of the Company, at the Company’s principal executive offices, 211 Pennbrook Road, P.O. Box 97, Far Hills, New Jersey, 07931. Copies of written communications received at such address will be provided to the relevant director or directors unless such communications are determined by the Company’s outside general counsel to be inappropriate for submission to the intended recipients.  However, any communication not so delivered will be made available upon request to any director.  Examples of stockholder communications that would be considered inappropriate for submission include, customer complaints, solicitations, product promotions, resumes and other forms of job inquiries, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Policy on Director Attendance at Annual Meetings

Although all Board members are encouraged to attend the Company’s annual meetings of stockholders, attendance at the annual meeting is not mandatory.

Audit Committee Financial Expert

The Board of Directors of the Company have determined Casey K. Tjang is an audit committee financial expert as that term is defined under SEC rules and that Mr. Tjang is independent, as the term is used in Item 7 (d) (3) (iv) of Schedule 14A under the Exchange Act.

Compensation of Directors

Directors who are not employees of the Company receive a monthly fee of $1,000 plus $200 for each day of attendance at board and committee meetings.  During 2006, the Company paid directors' fees in the aggregate amount of $42,400.  The table below includes information about compensation paid to our non-employee directors:

Name	Fees Earned or Paid in Cash	Total

William Mahomes, Jr.	$14,400	$14,400

Casey K. Tjang	14,400	14,400

M. Michael Witte	13,600	13,600

	$42,400	$42,400

Code of Ethics

The Company has adopted a Code of Ethics.  Stockholders may write to Bryan P. Healey, the Secretary of the Company, at the Company’s principal executive office: 211 Pennbrook Road, P.O. Box 97, Far Hills, New Jersey, 07931, to request a copy of the Code of Ethics, we will provide it to any person without charge upon such request.

BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors, Nominees and Certain Stockholders

The following table sets forth the beneficial ownership of Common Stock of the Company as of November 15, 2007, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and nominee, each executive officer, and by all current directors and executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Approximate Percent of Class

Paul O. Koether 211 Pennbrook Road Far Hills, NJ 07931	1,540,689	(2)	55.18%

William Mahomes, Jr. 900 Jackson Street Suite 540 Dallas, TX 75202	-		*

Casey K. Tjang 510 Tallwood Lane Greenbrook, NJ 08812	-		*

M. Michael Witte 1120 Granville Avenue Suite 102 Los Angeles, CA 90049	2,000		*

Marital Trust u/w/o Natalie I. Koether 211 Pennbrook Road Far Hills, NJ 07931	451,434		16.12%

Bryan P. Healey 211 Pennbrook Road Far Hills, NJ 07931	22,744	(3)	*

All Directors and Officers as a group (5 persons)	1,565,433		56.07%
____________________
* Represents less than 1%

(1)	The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in other footnotes below.

(2)
Includes 53,106 shares held in Mr. Koether’s IRA. Also includes 451,434 shares beneficially owned by the Marital Trust u/w/o Natalie I. Koether. As trustee, Mr. Koether may be deemed to own these shares beneficially.

(3)	Includes 700 shares held in Mr. Healey’s IRA. Also includes 22,044 shares beneficially owned by Mr. Healey’s spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act as amended and the regulations and rules promulgated thereunder require the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and (ii) furnish copies of these filings to the Company.

Based solely on the Company’s review of the copies of such forms (and amendments) it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities complied with all filing requirements applicable to them with respect to transactions during fiscal 2006.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table may be found under Item 10. Executive Compensation in Form 10-KSB for the year ended December 31, 2006 mailed together with this Information Statement.

Stock Option and Stock Appreciation Rights; Grants and Exercises

In 2005, stockholders holding approximately 54.69% of the outstanding common stock of the Company approved the Kent Financial Services, Inc. 2005 Stock Option Plan (“2005 Stock Option Plan”), by written consent.  The Board of Directors also approved the 2005 Stock Option Plan.  Under the 2005 Stock Option Plan, a total of 400,000 shares of Common Stock were available for issuance to key employees, including officers of the Company or any of its subsidiaries.  In November 2005, 300,000 Common Stock options were issued to Dr. Qun Yi Zheng, the Company’s former President.  33,000 of these options were immediately exercisable with an additional 33,000 becoming exercisable on the first eight anniversaries of the grant date.  On August 31, 2007, the effective date of Dr. Zheng’s resignation, the 66,000 common stock options that had become exercisable were forfeited as were the 234,000 options that were still unexercisable.  At November 15, 2007, the Company had no common stock options outstanding.

Long-Term Incentive Plan Awards Table and Defined Benefit or Actuarial Plan Table

The Company does not maintain any long-term incentive plans or defined benefit or actuarial plans.

Employment Agreements

Employment agreements may be found under Item 10. Executive Compensation in Form 10-KSB for the year ended December 31, 2006 mailed together with this Information Statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS Management Fee

The Company receives a monthly management fee of $21,000 from Kent International Holdings, Inc. (“Kent International”) for management services.  These services include, among other things, preparation of periodic and other filings with the Securities and Exchange Commission, evaluating merger and acquisition proposals, providing internal accounting services and shareholder relations.  This arrangement may be terminated at will by either party.  The monthly management fee revenue and offsetting expense is eliminated during consolidation.  The Company is the beneficial owner of approximately 53.25% of Kent International’s outstanding Common Stock at November 15, 2007.  Paul O. Koether, Chairman of the Company is also the Chairman of Kent International and the beneficial owner of approximately 55.18% of the Company’s outstanding common stock.  Bryan P. Healey, Chief Financial Officer and Director of the Company is also the Chief Financial Officer and Director of Kent International and the son-in-law of Paul O. Koether.

The Company and its consolidated subsidiaries reimburse an affiliate, Bedminster Management Corp., for the allocated direct cost of group health insurance and office supplies. These reimbursements were approximately $78,000 and $55,000 in the years ended December 31, 2006 and 2005, respectively.  Bedminster Management Corp. facilitates the allocation of certain central administrative costs on a cost reimbursement basis and is owned equally by Kent, Kent International and T.R. Winston & Company, LLC.

AUDIT COMMITTEE REPORT

The Company established an Audit Committee in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee consists of three directors, Mr. Tjang, Mr. Witte and Mr. Mahomes, each of whom is independent as that term is defined in Rule 4200 (a)(14) of the National Association of Securities Dealers’ Marketplace Rules.  A brief description of the responsibilities of the Audit Committee is set forth above under the caption “Board Meetings and Committees.”  The Audit Committee has adopted a charter, a copy of which is attached hereto in Appendix A.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2006 with the management of the Company.  The Audit Committee has discussed with Paritz & Company, P.A.. (“Paritz”), the Company’s independent registered public accounting firm for the year ended December 31, 2006, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified and supplemented).  The Company also has received the written disclosure and letter from Paritz required by Independence Standards Board Standard No. 1 (as modified and supplemented), and has discussed with Paritz its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

The Audit Committee
Casey, K. Tjang, Chairman
M. Michael Witte
William Mahomes, Jr.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Amper, Politziner & Mattia, P.C. (“APM”) served as Kent Financial’s independent registered public accounting firm for the fiscal years ended December 31, 2005 and 2004.  On November 2, 2006, the Company dismissed APM as the Company’s independent registered public accounting firm and engaged Paritz & Company, P.A. (“Paritz”) as its new independent registered public accounting firm.  As described below, the change in independent public accounting firms was not the result of any disagreement with APM.  Representatives of Paritz are not expected to be present at the meeting.

The reports of APM on the consolidated financial statements for the Company’s two most recent fiscal years ended December 31, 2005 and December 31, 2004, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  In connection with its audits for the years ended December 31, 2005 and December 31, 2004 and in the subsequent interim period through November 2, 2006 there were (1) no disagreements with APM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of APM, would have caused them to make reference thereto in connection with its reports on the financial statements for such years or (2) reportable events.  APM furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements.

On November 2, 2006, the Board of Directors engaged Paritz as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, and to perform procedures related to the financial statements to be included in the Company’s quarterly report on Form 10-QSB, beginning with, and including, the quarter ending March 31, 2007.  The Company had not consulted with Paritz during its two most recent fiscal years ended December 31, 2005 and December 31, 2004, or during any subsequent interim period prior to its appointment as the Company’s auditor regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Paritz concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Amounts paid to APM and Paritz may be found under Item 14. Principal Accountant Fees and Services in Form 10-KSB for the year ended December 31, 2006 mailed together with this Information Statement.

STOCKHOLDERS’ PROPOSALS AND NOMINATIONS

Any stockholder who desires to present proposals to the 2007 annual meeting and to have such proposals set forth in the Company’s information statement mailed in conjunction with such annual meeting must submit such proposals to the Company’s not later than August 5, 2008. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company’s information statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

In addition, the Company’s policy on stockholder nominations for director candidates requires that to be considered for next year’s slate of directors any stockholder nominations for director must be received by Bryan P. Healey, the Secretary of the Company, at the Company’s principal executive office: 211 Pennbrook Road, Far Hills, New Jersey 07931, no later than August 5, 2008.

Stockholders may write to Bryan P. Healey, the Secretary of the Company, at the Company’s principal executive office: : 211 Pennbrook Road, P.O. Box 97, Far Hills, New Jersey 07931, to deliver the stockholder proposals and stockholder nominations discussed above.

ADDITIONAL INFORMATION

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 accompanies this Information Statement.

By Order of the Board of Directors

/s/ Paul O. Koether
Paul O. Koether
Chairman

Dated: November 26, 2007

APPENDIX A

KENT FINANCIAL SERVICES, INC., AUDIT COMMITTEE CHARTER INTRODUCTION

This Audit Committee Charter (“Charter”) has been adopted by the Board of Directors (the “Board”) of Kent Financial Services, Inc. (the “Company”). The Audit Committee of the Board (the “Committee”) shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member’s individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of Nasdaq.

The Committee shall maintain free and open communication with the independent auditors, and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company’s accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee at Company expense may retain outside counsel, auditors or other advisors as the Committee may deem appropriate.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors and management.

Responsibilities

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

a.           Recommending to the Board the independent auditors to be retained (or nominated for stockholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

b.           Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

c.           Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity or independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors’ independence.

d.           Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, pricing of securities held by the Company, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-KSB and any Annual Report to Shareholders.

e.           Issuing annually a report to be included in the Company’s proxy statement as required by the rules of the Securities and Exchange Commission.

f.           Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

g.           Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company’s Quarterly Reports on Form 10-QSB prior to their filing, (2) earnings announcements prior to release (if practicable), and (3) the results of the review of any such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair, either in person or by telephone.)

h.           Discussing with management, and the independent auditors the quality and adequacy of and compliance with the Company’s internal controls.

i.           Discussing with management and/or Company counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company’s financial statements, and any material reports or inquiries from regulatory or governmental agencies.

j.           Reviewing management “conflict of interest” transactions.

The Committee’s job is one of oversight. Management is responsible for the preparation of the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Committee does. Accordingly the Committee’s oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its stockholders and others.